EXHIBIT 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, each of the undersigned officers of The Goodyear Tire & Rubber Company, an Ohio corporation (the “Company”), hereby certifies with respect to the Annual Report on Form 10-K of the Company for the year ended December 31, 2023 as filed with the Securities and Exchange Commission (the “10-K Report”) that to their knowledge:

(1)	the 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2024	/s/ MARK W. STEWART
Mark W. Stewart
Chief Executive Officer and President
The Goodyear Tire & Rubber Company

Dated: February 13, 2024	/s/ CHRISTINA L. ZAMARRO
Christina L. Zamarro
Executive Vice President and Chief Financial Officer
The Goodyear Tire & Rubber Company